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                                                                     EXHIBIT 4.1


                               SUBSCRIPTION AGREEMENT



                         ENCHIRA BIOTECHNOLOGY CORPORATION





                                  UP TO 150 UNITS
                                 $100,000 PER UNIT



To:    Enchira Biotechnology Corporation

This Subscription Agreement (this "Subscription Agreement" or the "Agreement") is made between Enchira Biotechnology Corporation, a Delaware corporation in the development stage, (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for units (the "Units"). The Company desires to offer and sell (the "Offering") up to 150 Units (the "Offering Amount"), with each Unit consisting of (i) a number of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock")
(rounded to the nearest whole share, with one-half (0.5) of one share, or greater fraction thereof, being rounded upward), determined by dividing one hundred thousand dollars ($100,000) by the number determined by multiplying
(A) the average of the closing prices of the Common Stock on the Nasdaq National Market for the five trading days prior to the date of this Agreement (the "Closing Price") and (B) 1.0375, and (ii) a warrant (collectively, the "Warrants") to purchase a number of shares of Common Stock equal to thirty percent (30%) of the shares of Common Stock included in such Unit, such warrants to be exercisable, in whole or in part, at any time prior to the second anniversary of the date of issuance at an exercise price per share (the "Exercise Price") equal to the number determined by multiplying (A) the Closing Price and (B) 120% (the Common Stock, the Warrants, and the Common Stock issuable upon the exercise of the Warrants (the "Warrant Shares") are sometimes herein collectively referred to as the "Securities") at a purchase price of $100,000 per Unit (the "Offering Price"). The Company may hold a closing at any time after subscriptions for at least 70 Units (the "Minimum Offering Amount") have been received. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the sheet of Offering Terms dated August 24, 2000 (the "Term Sheet") relating to the Offering.

In consideration of the Company's agreement to sell Units to the undersigned upon the terms and conditions summarized in the Term Sheet, the undersigned agrees and represents as follows:

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A.     SUBSCRIPTION

       (1) The undersigned hereby irrevocably subscribes for and agrees to purchase the number of Units indicated on the signature page hereto at a purchase price of $100,000 per Unit. Fractions of a Unit may be purchased, but the minimum subscription is one Unit unless the Company in its sole discretion, elects to accept subscriptions for less than one Unit. The undersigned encloses herewith a check payable to "Enchira Biotechnology Corporation-- Escrow Account" or has completed the wire transfer of the full amount of the purchase price of the Units for which the undersigned is subscribing (the "Payment"). The undersigned hereby acknowledges that the actual number of Units which the undersigned will receive will be equal to the amount of the undersigned's subscription divided by the Purchase Price for the Units as set forth in the Term Sheet and herein.

       (2) The undersigned understands that all payments of the subscription amount provided in Paragraph (1) above shall be delivered to either The Trout Group, LLC (the "Trout Group") or Ten Peaks Capital Corp. ("Ten Peaks" and each referred to herein as a "Placement Agent" and together as the "Placement Agents") or the Company, and, thereafter, such payment will be deposited as soon as practicable for the undersigned's benefit in a non-interest bearing escrow account. The payment will be returned promptly, without interest, if the undersigned's subscription is rejected as a result of the Company not receiving the Minimum Offering Amount. The Placement Agents and the Company expect to hold a closing of the Offering (the "Closing") at any time after subscriptions for the Minimum Offering Amount have been accepted. Upon receipt by the Company of the requisite payment for all Units to be purchased by the subscribers whose subscriptions are accepted (each, a "Purchaser" and, collectively, the "Purchasers") at the Closing, the Units so purchased will be issued in the name of each Purchaser, and the name of such Purchaser will be registered on the books of the Company as the record owner of such Units. The Company will issue to each Purchaser stock certificates representing the shares of Common Stock contained in the Units purchased. The Shares may not be transferred prior to the Closing.

       (3) The undersigned hereby acknowledges receipt of a copy of the Term Sheet, and hereby agrees to be bound hereby upon the (i) execution and delivery to the Company, in care of either of the Placement Agents, of the signature page to this Subscription Agreement, and
              (ii) acceptance at the Closing by the Company of the undersigned's subscription (the "Subscription").

       (4) The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned's subscription to any amount of Units that in the aggregate does not exceed the amount of Units hereby applied for without any prior notice to or further consent by the undersigned.

B.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The undersigned hereby represents and warrants to, and agrees with, the Company and the Placement Agent as follows:

       (1) The undersigned has been furnished with and has carefully read the Company's annual report on Form 10-K for the year ended December 31, 1999 (the "1999 Form 10-K"), the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2000 (the "2Q 2000 Form 10-Q") and the Company's proxy statement for its 2000 annual meeting of stockholders (the "2000 Proxy Statement" and together with the 1999 Form 10-K and 2Q 2000 Form 10-Q, the "SEC Reports"), the Term Sheet and this Agreement (collectively referred to herein as the "Offering Documents"), and is familiar with and understands the terms of the Offering. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Units for the undersigned's particular tax and financial situation and has determined that the Units being subscribed for by the undersigned are a suitable investment for the undersigned.

       (2) The undersigned acknowledges that (i) the undersigned has had the right to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books which the undersigned requested have been made available for inspection by the undersigned, the undersigned's attorney, accountant or adviser(s).

       (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

       (4) The undersigned is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

       (5) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

       (6) The undersigned or the undersigned's purchaser representative, as the case may be, has had such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto.

       (7) The undersigned will not sell or otherwise transfer the Units without registration under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws or an exemption therefrom. None of the Securities contained in the Units have been registered under the Securities Act or under the securities laws of any state. The undersigned represents that the undersigned is purchasing the Units for the undersigned's own account, for investment and not with a view toward resale or distribution.
              The undersigned has not offered or sold the Units being acquired nor does the undersigned have any present intention of selling, distributing or otherwise disposing of such Units either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The undersigned is aware that there is currently no market for the Units. The undersigned is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; and the Company has no obligation to register the Securities contained in the Units subscribed for hereunder, except as provided in Paragraph D hereof, or to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Units.

       (8) The undersigned recognizes that an investment in the Units involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the matters set forth in Note 1 to the Company's financial statements in the 2Q 2000 Form 10-Q, "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" in the 2Q 2000 Form 10-Q and "Item 1. Business--Risk Factors" in the 1999 Form 10-K, and has taken full cognizance of and understands all of the risks related to the purchase of the Units, including the risk of the Company's current arbitration proceeding with Maxygen, Inc. ("Maxygen"). On April 27, 2000, the Company received notice from Maxygen that it had elected to seek arbitration under the License and Development Agreement dated May 19, 1997 between the Company and Maxygen. Maxygen claims that the Company used Maxygen's confidential information which they allege was provided to the Company under the Agreement to develop its own RACHITT-TM-directed evolution technology. While the Company believes that there is no merit to the allegations brought against it by Maxygen, the Company cannot assure that its defense will be substantially successful, if at all. If the Company is not successful, its business could be materially and adversely affected and the Company could be required to enter into cross license agreements, pay a substantial amount in damages or otherwise have its proprietary rights in directed evolution technology adversely affected.

       (9) The undersigned acknowledges that the certificate representing the Securities contained in the Units shall be stamped or otherwise imprinted with a legend substantially in the following form:

              "The Securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the Securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption therefrom, which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available."

       (10) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Units, and (b) to purchase and hold such Units; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Units, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

       (11) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that an investment in the Units poses additional risks including the inability to use losses generated by an investment in the Units to offset taxable income.

       (12) The information contained in the Questionnaire delivered by the undersigned in connection with this Agreement (the "Questionnaire") is complete and accurate in all respects. The undersigned shall indemnify and hold harmless the Company, the Placement Agents and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company, the Placement Agents (or any agent or representative of any of them) or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement of omission contained in the Subscription Agreement or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, the Placement Agents, or any officer, director or control person of any such entity has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, the Placement Agents, or such officer, director or control person in connection with such action, suit or proceeding.

       C.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the undersigned that:

       (1) ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of Texas.

       (2) CAPITALIZATION. The authorized capital stock of the Company consists of 30,000,000 shares of common stock, par value $.01 per share, of which there were 7,050,374 shares issued and

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              outstanding as of August 15, 2000, 785,350 shares of Series B
              Convertible Preferred Stock, $.01 par value per share, of which 390,700 shares were issued and outstanding as of August 15, 2000 and 4,214,650 shares of undesignated preferred stock, none of which shares are issued and outstanding. All outstanding shares of Common Stock and Series B Convertible Preferred Stock are duly authorized, validly issued, fully paid and non-assessable, free of any liens or encumbrances and are not subject to preemptive rights. As of August 15, 2000, the Company had reserved 1,690,147 shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company's 1992 Stock Compensation Plan, the Company's 1997 Stock Option Plan and the Company's Non-Employee Director Option Plan, of which 772,104 shares of Common Stock are subject to outstanding,
              unexercised options.   In addition, as of August 15, 2000, the
              Company has 595,731 shares of Common Stock subject to outstanding warrants, of which 553,660 shares are subject to warrants issued under the Company's 1999 private placement of its Common Stock and warrants to purchase its Common Stock. Dividends on the Series B Convertible Preferred Stock are cumulative from the date of the initial closing of the sale of such shares, February 27, 1997, and are payable, at the Company's election, in cash or in the Company's common stock, or a combination thereof, at an annual rate equal to (i) $4.00 per share to the extent the dividend is paid in cash and (ii) $4.50 per share to the extent the dividend is paid in Common Stock. The Company has not declared a dividend payment since November 1998, and has not paid dividends on Series B Convertible Preferred Stock except on conversion of Series B Preferred Stock to common stock. Other than as set forth above or as contemplated in this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

       (3) ISSUANCE. The Units, the Common Stock included in the Units, the Warrants and the Warrant Shares, have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, or, in the case of the Warrant Shares, pursuant to the terms of the Warrants, will be validly issued, fully paid and nonassessable.

       (4) AUTHORIZATION; ENFORCEABILITY. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Units contemplated herein and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Units contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

       (5)    NO CONFLICT; GOVERNMENTAL AND OTHER CONSENTS.

              (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

              (b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units, except such filings as may be required to be made with the Commission, the Nasdaq National Market and with any state or foreign blue sky or securities regulatory authority.

       (6) LITIGATION. Other than as set forth in Section B(8) herein, the Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition, results of operations or prospects of the Company.

       (7) ACCURACY OF REPORTS. All material reports, including the SEC Reports, required to be filed by the Company within the two years prior to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed with the Commission, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, to the best of the Company's knowledge, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

       (8) FINANCIAL INFORMATION. The Company's financial statements that appear in the SEC Reports have been prepared in all material respects in accordance with United States generally accepted accounting principles (except that the financial statements that are not audited do not have notes thereto) applied on a consistent basis throughout the periods indicated and with each other and that such financial statements fairly present, in all material respects, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein.

       (9) ABSENCE OF CERTAIN CHANGES. Since the date of the Company's financial statements in the 2Q 2000 Form 10-Q, there has not been any material adverse effect on the assets, liabilities, condition (financial or otherwise) or results of operations of the Company or any occurrence, circumstance or combination thereof that reasonably could be expected to result in such material adverse effect.

       (10) INVESTMENT COMPANY. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

       (11) BROKERS. Except for the payment of placement agency fees to each of the Placement Agents as described herein, the Company has not incurred any obligation for any finder's, broker's or agent's fee in connection with the Offering hereby. In exchange for their services in introducing potential investors to the Company, (A) Trout Group shall receive a fee comprised of (i) 2.5% of the gross proceeds received from the investors introduced to the Company by Trout Group and (ii) a warrant with the same terms as the Warrants sold herein to purchase that number of shares of the Company's Common Stock equal to 2.5% of the total number of shares of Common Stock purchased by investors introduced by Trout Group and (B) Ten Peaks shall receive a fee of 5% of the gross proceeds received from five investment groups introduced to the Company by Ten Peaks.

       (12) INDEMNIFICATION. The Company shall indemnify and hold harmless the undersigned purchaser, and each officer, director or control person of such entity (each, an "Indemnified Party"), from any and all damage, loss, liability and expense (including, without limitation, reasonable fees and disbursements of counsel as incurred in connection with any action, suit or proceeding) incurred or suffered by any Indemnified Party arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by the Company pursuant to this Agreement or the Warrants.

       D.     UNDERSTANDINGS.

The undersigned understands, acknowledges and agrees with the Company and the Placement Agents as follows:

       (1) The Company may terminate this Offering at any time in its sole discretion. The execution of this Agreement by the undersigned or solicitation of the investment contemplated hereby shall create no obligation of the Company to accept any subscription or complete the Offering in the event that the Company does not receive the Minimum Offering Amount.

       (2) Except as set forth in Section D(1) above, the undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns; provided, however, that the Company has received commitment and funds for the Minimum Offering Amount. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledges herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

      (3) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Units.

      (4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

      (5) There is no public or other market for the Units and no such public or other market may ever develop. There can be no assurance that the undersigned will be able to sell or dispose of the Units. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

      (6) The undersigned acknowledges that the information contained in this Agreement and the Term Sheet is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used for the undersigned's personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason; provided, however, that this confidentiality obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or
             (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

      (7) The undersigned acknowledges that the foregoing restrictions on the undersigned's use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the undersigned from trading in the Company's securities to the extent such trading is based on such confidential, non-public information.

      (8) The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the sale of the Units as if made on and as of such date and shall survive the execution and delivery of this agreement and the purchase of the Units.

      (9) Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable to such extent.

      (10) IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      (11) THE SECURITIES OFFERED HEREBY MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

      (12)   For Residents of California:

             THE SALE OF THE SHARES WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SHARES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SHARES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS SUBSCRIPTION AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

      (13)   For Residents of Connecticut:

             THESE SHARES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SHARES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      (14)   For Residents of New York:

             THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED

             THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

E.    REGISTRATION RIGHTS.

      (1) REGISTRATION OF SECURITIES. Within sixty days from the Closing Date, the Company shall use its reasonable best efforts to prepare for filing with the Commission, and cause to be filed, a "shelf" registration statement (the "Shelf Registration") pursuant to Rule 415 under the Securities Act providing for the sale by the Purchasers of the shares of Common Stock and the Warrant Shares included in the Units (the "Registrable Securities"). The Company shall use its reasonable best efforts to cause the registration statement to be declared effective as soon as practicable after it has been filed with the Commission. The Company agrees to use its reasonable best efforts to keep such Shelf Registration continuously effective for a period ending on the earliest of (a) the fifth anniversary of the effective date of such Shelf Registration, (b) the date on which all such Registrable Securities have been sold thereunder, or (c) the date upon which all such Registrable Securities are freely transferable without restriction under the Securities Act. For the purpose of this Agreement, "reasonable best efforts" shall mean the best efforts of the Company consistent with sound and reasonable business practices and judgment.

      (2)    PAYMENTS BY THE COMPANY.

             (a) If the Registration Statement covering the Registrable Securities is not filed in proper form with the SEC within sixty (60) days after the Closing Date (the "Required Filing Date") and declared effective within one hundred twenty (120) days within the Closing Date (the "Required Effective Date"), the Company will make payment to the undersigned in such amounts and at such times as shall be determined pursuant to this Section E(2).

             (b) The amount (the "Periodic Amount") to be paid by the Company to the undersigned shall be determined as of each Computation Date (as defined below) and such amount shall be equal to (A) one-half of one percent (0.5%) of the purchase price paid by the undersigned (the "Purchase Price") for all Units then purchased and outstanding pursuant to this Agreement for the period from the date following the Required Effective Date to the first relevant Computation Date and (B) 1 percent (1%) to each Computation Date thereafter. By way of illustration and not in limitation of the foregoing, if the Registration Statement is not effective until one hundred sixty (160) days after the Closing Date, the Periodic Amount will aggregate one and one-half percent (1.5%) of the purchase price of the Units (0.5% for days 120-150 plus 1% for days 150-160).

             (c) Each Periodic Amount will be payable by the Company in cash or other immediately available funds to the undersigned upon demand of the undersigned.

             (d) The parties acknowledge that the damages which may be incurred by the Investor if the Registration Statement has not been effective by the Required Effective Date may be difficult to ascertain. Therefore, the parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages and that the payment by Company of the Periodic Amount shall be deemed in complete and total satisfaction of all claims of undersigned against Company for failure of Company to comply with Section E(2)(a) above.

             (e) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the undersigned, the Placement Agents or their counsel, or in the event all of the Registrable Securities may be sold pursuant to Rule 144 or another available exemption under the Act.

             (f) "Computation Date" means (i) the date which is the earlier of (A) thirty (30) days after the Required Effective Date or (B) the date after the Required Effective Date on which the Registration Statement is effective and (ii) each date which is the earlier of (A) thirty (30) days after the previous Computation Date or (B) the date after the previous Computation Date on which the Registration Statement is effective.

             (g) Notwithstanding the above, the Company shall not be obligated under any circumstances to pay any Periodic Amount otherwise due under the terms of this Section E(2) unless and until the shareholders of the Company have approved such payment at a duly called and convened meeting by the required minimum vote. The Company agrees that it will use reasonable best efforts to obtain shareholder approval, if such approval is required, including calling and conducting such meeting on a timely basis and recommending it to the shareholders.

      (3) REGISTRATION PROCEDURES. In connection with the Company's obligations with respect to the Shelf Registration, the Company shall use its reasonable best efforts to effect the registration in furtherance of the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, the Company shall, as promptly as may be practicable:

             (a) prepare and file with the Commission a registration statement with respect to the Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof;

             (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period specified in Paragraph (1) above;

             (c) furnish to each Purchaser who is selling Registrable Securities a copy of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto but excluding all documents incorporated by reference therein unless specifically so requested by such Purchaser) and such reasonable number of copies of the prospectus included in such registration statement (including each preliminary prospectus) as such Purchaser may reasonably request;

             (d) use reasonable best efforts to register or qualify the Registrable Securities under such other securities laws or blue sky laws of such jurisdictions as the Purchasers shall reasonably request, and take any and all such actions as may be reasonably necessary or advisable to enable the Purchasers to consummate the disposition in such jurisdictions of such Registrable Securities;

             (e) notify each Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading. As promptly as practicable following any such occurrence, the Company shall prepare and furnish to each Purchaser a reasonable number of copies of a supplement or an amendment of such prospectus as may be necessary so that, as thereafter delivered to subsequent purchasers of the Registrable Securities, such prospectus shall meet the requirements of the Securities Act and relevant state securities laws, provided that such obligation on the part of the Company shall be suspended for such period of time as the Company considers reasonably necessary and in its best interest due to circumstances then existing (but not more than 30 days in any 180-day period). Each Purchaser shall furnish to the Company such information regarding each such Purchaser and its proposed method of distribution of the Registrable Securities as the Company may from time to time request and as shall be required by law to effect and maintain the registration of such Securities under the Securities Act and any state securities laws;

             (f) advise each Purchaser, promptly after receiving notice thereof, of any stop order issued or threatened by the Commission and use its reasonable best efforts to take all actions required to prevent the entry of such stop order, or to remove it if entered;

             (g) use its reasonable best efforts to cause all Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities pursuant to such registration statement, on each securities exchange (or the NASDAQ) on which the Common Stock of the Company is then listed or proposed to be listed;

             (h) furnish to each Purchaser on the effective date of such registration statement a signed counterpart, addressed to the Purchasers, of (i) an opinion of counsel representing the Company and reasonably satisfactory to such Purchasers that the registration statement (including each amendment or supplement thereto and prospectus included therein) complies as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder, and (ii) a "comfort" letter from the independent public accountants retained by the Company, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included or incorporated by reference in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder, and covering such other financial matters of the type customarily covered by such letters; and

             (i) otherwise use its reasonable best efforts to comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities in accordance with the intended methods of disposition by the Purchasers thereof set forth in such registration statement and to make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

      (4) EXPENSES. All expenses incident to the Company's performance of or compliance with the provisions of this Section E (including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, fees and expenses incurred in connection with the listing of the Registrable Securities to be registered on each securities exchange (or the NASDAQ) on which similar securities issued by the Company are then listed, printing expenses, fees and disbursements of separate counsels for each of the Company and the Purchaser, and fees and disbursements of all independent certified public accountants and other persons retained by the Company) will be borne by the Company. Notwithstanding the foregoing, the Purchasers shall pay any and all underwriting fees, discounts or commissions attributable to the sale of Registrable Securities.

      (5)    INDEMNIFICATION.

             (a) Upon the registration of Registrable Securities pursuant to Section E(1) of this Agreement, and in consideration of the agreements of the Purchasers contained herein, the Company shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each of the Purchasers which holds Registrable Securities, its officers and directors, each underwriter of such Registrable Securities, if any, and each person who controls such person (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) to which such Purchaser, its officers, directors, each underwriter, or such controlling persons may become subject, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any such registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Purchaser, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; except (i) insofar as the same arise out of or are based upon an untrue statement or omission or alleged omission so made based upon information furnished by such Purchaser, underwriter or controlling person in writing specifically for use in such registration statement or prospectus or (ii) insofar as the same are caused by such Purchaser's or such underwriter's failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Purchaser or such underwriter with a sufficient number of copies of the same; and provided, however, that the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such loss, claim, damage, liability or action arises out of or is based on any untrue statement or omission made in: (i) a preliminary prospectus, which untrue statement or omission is corrected in the final prospectus and such final prospectus is made available to such Purchaser in accordance with the requirements of Rule 424 under the Securities Act; or (ii) any prospectus, which untrue statement or omission is corrected in a prospectus supplement or amended prospectus and such prospectus supplement or amended prospectus is made available to such Purchaser prior to the sale of Registrable
                    Securities which gave rise to such loss, claim, damage, liability or expense.

             (b) In connection with any registration statement under which Registrable Securities are registered under the Securities Act and pursuant to which a Purchaser offers and sells Registrable Securities, each such Purchaser shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each of the Company, its officers and directors, and each person who controls the Company (within the meaning of the Securities Act) and, if the offering is an underwritten offering, the underwriters, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) to which the Company, its officers and directors, underwriters, or controlling persons may become subject, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any such registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as (i) the same arise out of or are based upon any untrue statement or omission or alleged omission so made based upon information furnished by such

                    Purchaser or controlling person of such Purchaser, in writing specifically for use in such registration statement or prospectus or (ii) the same are caused by such Purchaser's failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Purchaser with a sufficient number of copies of the same and provided, further, that the liability of each Purchaser under this Paragraph 4(b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of Common Stock sold by such Purchaser under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the amount of the proceeds received by such Purchaser from the sale of the Registrable Securities covered by such registration statement.

             (c) Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to give such notice will not affect the right to indemnification hereunder, unless the indemnifying party is materially prejudiced by such failure) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. If such defense is not assumed by the indemnifying party or if the indemnifying party is not permitted to assume such defense then (x) the indemnified party shall select counsel, which counsel must be reasonably satisfactory to the indemnifying party and (y) the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonably judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel, who must be reasonably satisfactory to the indemnifying party.

             (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Paragraph 4(a) or Paragraph 4(b) are unavailable or are insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph
                     4(d) were determined by pro rata allocation (even if the Purchasers or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Paragraph 4(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              (e) The indemnification and contribution obligations and each other provision set forth in this Paragraph 4 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any Purchaser, any officer or employee of the Company or such Purchaser, any underwriter, any officer or employee of such underwriter, or any controlling person of any of the foregoing and shall survive the transfer and registration of Registrable Securities by such Purchaser.

       (6) RULE 144 REPORTING. With a view to making available to Purchasers the benefits of Rule 144 promulgated by the Commission under the Securities Act, the Company agrees to use its reasonable best efforts to:

              (a) make and keep adequate current public information with respect to the Company available, as those terms are used in Rule 144 under the Securities Act, at all times after the Final Closing Date;

              (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

              (c) furnish to Purchasers promptly upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as any Purchaser may reasonably request in order to permit such Purchaser to avail itself of any rule or regulation of the Commission allowing such Purchaser to sell its Registrable Securities without registration.

       (7) AMENDMENTS AND WAIVERS. Any provision of this Section E may be amended or waived if, but only if, in the case of an amendment, such amendment is in writing and is signed by the Company and the Purchasers who are the holders of a majority of the Registrable Securities or, in the case of a waiver, such waiver is in writing and is signed by the party to be charged with having granted such waiver. No failure or delay by the Company or any Purchaser in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

F.     COVENANTS OF THE COMPANY

       (1) The Company hereby agrees that, for so long as the undersigned owns at least ten percent (10%) of the total number of outstanding shares of Common Stock of the Company (including shares of Common Stock issuable upon conversion of the Company's Series B Convertible Preferred Stock, par value $.01 per share), the Company shall notify such individual as shall be designated from time to time by the undersigned of all regular meetings and special meetings of the Board of Directors of the Company at least two business days in advance of such meetings, and afford one representative designated by the undersigned, and acceptable to the Company, the right and opportunity to attend any such meeting.

       (2) The Company hereby agrees that, for a period of 120 days after the Closing Date, it shall not issue or sell any Common Stock of the Company, any warrants, options, or other rights to acquire Common Stock, or any other securities that are convertible into Common Stock, for a purchase or exercise price less than the Closing Price.

       (3) The Company agrees at Closing to pay the reasonable fees and disbursements of counsel to the undersigned purchasers, not to exceed $20,000 in the aggregate.


G.     MISCELLANEOUS

       (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the person or persons may require.

       (2) Except as set forth in Section A(4) herein, neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

       (3) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, to Enchira Biotechnology Corporation, 4200 Research Forest Drive, The Woodlands, Texas 77381, Attention: Paul G. Brown, III, or (ii) if to the undersigned, to the address for correspondence set forth in the Subscription Agreement, or at such other address as may have been specified by written notice given in accordance with this Paragraph (3).

       (4) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

       (5) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Texas, as such laws are applied by the Texas courts to agreements entered into and to be performed in Texas by and between residents of Texas, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

       (6) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by writing executed by both parties hereto.

       (7) Each party hereto has had the opportunity to review this Agreement with its separate legal counsel.

H.     SIGNATURE

The signature of this Agreement is contained as part of the applicable subscription package, entitled "Signature Page".

                         ENCHIRA BIOTECHNOLOGY CORPORATION
                                   SIGNATURE PAGE

The undersigned hereby subscribes for the number of Units as set forth below.

1.     Dated:                   , 20
             -------------------    -----

2.     Number of Units subscribed for:
                                      ---------------------------

3. Aggregate purchase price for number of Units subscribed for at $100,000 per Unit

       $
        ------------------------


-------------------------------------   -------------------------------------
Signature of Subscriber                 Taxpayer Identification or Social
(and title, if applicable)              Security Number

-------------------------------------   -------------------------------------
Signature of Joint Purchaser            Taxpayer Identification or Social
(if any)                                Security Number

-------------------------------------   -------------------------------------
Name and Residence Address              Mailing Address
(Post Office Address Not Acceptable)    (if different from Residence Address)

-------------------------------------   -------------------------------------
Name (please print as name will appear Name (please print) on certificate)

-------------------------------------   -------------------------------------
Number and Street                       Number and Street

-------------------------------------   -------------------------------------
City   State         Zip Code           City   State         Zip Code



ACCEPTED BY:                                 ENCHIRA BIOTECHNOLOGY CORPORATION


Dated:                                           By:
      ---------------------------                   --------------------------
                                                        President and CEO

                              PURCHASER QUESTIONNAIRE



Enchira Biotechnology Corporation
4200 Research Forest Drive
The Woodlands, Texas  77381

Attention: President

Re:    Purchase of Units

Ladies & Gentlemen:

              The information contained herein is being furnished to Enchira Biotechnology Corporation, a Delaware corporation, (the "Company") in connection with the purchase of Units by the undersigned to assure the Company that the undersigned will meet the suitability standards for potential investors for purposes of federal and state securities laws, and to assure that the offer and sale of such securities by the Company may be made to the undersigned without registration under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws.

              The undersigned represents to the Company that (i) the information and representations contained herein are complete and accurate and may be relied upon by the Company and (ii) the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing of the purchase of the Securities by the undersigned. All information furnished is for the sole use of the Company and their counsel and will be held in confidence, except that this Questionnaire may be furnished to such parties as is necessary to establish compliance with federal or state securities laws.

PLEASE COMPLETE ALL OF THE FOLLOWING QUESTIONS (1-10), SIGN AND DATE AND RETURN TO THE CORPORATION.

                   ALL INFORMATION WILL BE TREATED CONFIDENTIALLY

1.     Name of Entity or Individual:
                                    -------------------------------------------

       Business Address:
                        -------------------------------------------------------

       City:                          State:                    Zip:
            -------------------------       -------------------     ----------

       Telephone:
                 --------------------

       Taxpayer Identification No. or Social Security No.:
                                                          ---------------------

2.     (ANSWER ONLY IF AN INDIVIDUAL)

       (a)    Principal Residence Address:
                                          -------------------------------------

              City:                         State:                 Zip:
                   -----------------------        ---------------      -------

              Telephone:
                        ------------------

              Communications should be sent to (check one)
                              business address or              home address.
                --------------                   --------------

       (b)    Date of Birth:                U.S. Citizen:  Yes      No
                            --------------                    ----    ----

              College:                         Degree:             Year:
                      ------------------------        -----------       ------

              Graduate School:                 Degree:             Year:
                              ----------------        -----------       ------

              Other Education:
                              -------------------------------------------------

       (c)    Employment and Nature of Business:
                                                -------------------------------
              -----------------------------------------------------------------

              Position and Duties:
                                  ---------------------------------------------
              -----------------------------------------------------------------

              Any other Prior Occupations or Duties during Past Five Years:

              -----------------------------------------------------------------
              -----------------------------------------------------------------
              -----------------------------------------------------------------
              -----------------------------------------------------------------
              -----------------------------------------------------------------

       (d)    Income from all sources before this investment is in excess of
              $               (exclusive of any income attributable to your
              spouse) for each of the undersigned's two previous tax years and
              estimated to be in excess of $                (exclusive of any
              income attributable to your spouse) for the undersigned's current tax year.

       (e) The undersigned's personal net worth (excluding the proposed investment in the Shares) is in excess of $_____________________.

       (f) The undersigned understands the full nature and risk of this investment.
                   Yes         No
              -----      -----

       (g) The undersigned believes the undersigned can afford the complete loss of the investment.
                   Yes         No
              -----      -----


       (h) This investment constitutes less than ten percent (10%) of the undersigned's net worth.
                   Yes         No
              -----      -----

3.     (ANSWER ONLY IF A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY)

       (a)    Form of Organization:
                                   -------------

       (b)    Jurisdiction of Incorporation or Formation:
                                                         ----------------------

       (c)    Address of principal place of business:

              -----------------------------------------------------------------
              -----------------------------------------------------------------
              -----------------------------------------------------------------

       (d)    Date of Incorporation or Formation:
                                                 ------------------------------

       (e)    Nature of Business:
                                 ----------------------------------------------
              -----------------------------------------------------------------

       (f) Names of Directors if a Corporation, of Partners (together with the address of each Partner) if a Partnership, of Trustees if a Trust, of Joint Venturers if a Joint Venture:

              -----------------------------------------------------------------
              -----------------------------------------------------------------
              -----------------------------------------------------------------
              -----------------------------------------------------------------
              -----------------------------------------------------------------

       (g)    The persons named in Section 3(f) above understand the full nature
              and risk of this investment.        Yes        No
                                             -----      -----

       (h)    The undersigned can afford the complete loss of the investment.
                   Yes      No
              -----    -----

       (i)    The undersigned's net income before this investment is in excess
              of $                     for the undersigned's two previous tax
              years and estimated to be in excess of $                for the
              undersigned's current tax year.

       (j) The undersigned's total assets (excluding the proposed investment in the Units) is in excess of $__________________.

       (k) Was the undersigned formed or organized for the specific purpose of acquiring the Units?
                   Yes      No
              -----    -----

4.     The undersigned is an experienced and sophisticated investor.
            Yes      No
       -----    -----

5. The undersigned has invested in excess of $_______________ over the past five years.

6. Please state below the types of investments the undersigned has made in the past five years, with particular attention to investments in nonmarketable investments. Include amount invested in each type of investment.

       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------

7. Please state below any additional information which the undersigned thinks qualifies the undersigned to evaluate the merits and risks of this investment.

       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------
       ------------------------------------------------------------------------

8. The undersigned will have an attorney, accountant, or other consultant review this investment as the undersigned may require for a full understanding of the investment and the risk involved.
            Yes      No
       -----    -----

9. The undersigned will have a representative, who has such knowledge and experience in business and financial matters and is capable of evaluating the merits and risks of this investment, make the investment decision on behalf of the undersigned with respect to the Units.
            Yes      No
       -----    -----


10. The undersigned (or in the case of a corporation, partnership, trust or other entity, either such entity or each person named in Section 3(f) hereof) is an "accredited investor", as such term is defined by Regulation D ("Regulation D") promulgated under the Act within the meaning of one of the categories described in Schedule I attached thereto.
            Yes      No
       -----    -----

       Please specify the category or categories of qualification:

       ------------------------------------------------------------------------


                                          Name:
                                               --------------------------------

       Dated:               , 2000        By:
             ---------------                 ----------------------------------

                                          Title:
                                                -------------------------------

                                          -------------------------------------
                                          (Please Type or Print Name)


NAME OF PARTNERSHIP, CORPORATION,
TRUST, ESTATE OR OTHER ENTITY
(IF APPLICABLE):

--------------------------------


TITLE OF PERSON SIGNING ON
BEHALF OF SUCH ENTITY:

--------------------------------

                                     SCHEDULE I

              An "accredited investor" includes ANY of the following:

       (a) An individual with net worth (including principal residence) or, together with his or her spouse, JOINT net worth in EXCESS of $1,000,000;

       (b) An individual who had an income in EXCESS of $200,000 for each of the two most recent years or joint income with such individual's spouse in excess of $300,000 in each of those years AND who reasonably expects to reach the same income level in the current year;

       (c)    Any of certain institutional investors, including:

              (1) a state or national bank as defined in 3(a)(2) of the Act, or savings and loan association or other institution defined in section 3(a)(5) of the Act (whether acting in an individual or fiduciary capacity);

              (2) an insurance company as defined in section 2(13) of the Act;

              (3) an investment company registered under the Investment Company Act of 1940;

              (4) a business development company as defined in section 2(a)48 of the Act;

              (5) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

              (6) an ERISA employee benefit plan where (i) the investment decision is made by a plan fiduciary which is a bank, insurance company or registered investment advisor, OR (ii) the employee benefit plan has total assets IN EXCESS OF $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

              (7) an Internal Revenue Code 501(c)(3) organization, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of purchasing the Units, with total assets IN EXCESS OF $5,000,000;

       (d) Any director, executive officer or general partner of the issuer of the Units being offered or sold or any director, executive officer, or general partner of a general partner of that issuer;

       (e) Any legal entity (corporation, partnership, etc.) WHOLLY owned by persons or entities who are themselves accredited investors.

       (f) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a "sophisticated person" as defined by Regulation D.